SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   FILED BY REGISTRANT [X]         FILED BY A PARTY OTHER THAN REGISTRANT [ ]
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Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


 The Diversified Investors Funds Group - Diversified Investors High Quality Bond
                                     Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:   June 6, 2000
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
                  DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577

June 23, 2000

Dear Shareholder:

On July 31, 2000 at 9:00 a.m., (Eastern time) we will hold a special meeting of shareholders of Diversified Investors High Quality Bond Fund to vote on important proposals relating to the Fund. The Fund is a series of The Diversified Investors Funds Group.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

As a shareholder, you cast one vote for each share that you own. Every shareholder's vote is important, no matter how many shares you own.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1 and 2 have been carefully considered by the Board of Trustees of The Diversified Investors Funds Group, which is responsible for protecting your interests as a shareholder. The Board of Trustees of The Diversified Investors Funds Group believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Fund are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Merganser Capital Management Limited Partnership.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to RETURN YOUR SIGNED PROXY CARD.

This is your opportunity to voice your opinion on matters affecting the Fund. Your participation is extremely important, no matter how many or how few shares you own.

We appreciate your prompt response.  Thank you.

Sincerely,


/s/ Robert F. Colby


Robert F. Colby
Secretary

                  DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To be held July 31, 2000


A Special Meeting of Shareholders of DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND, a series of The Diversified Investors Funds Group, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on July 31, 2000 at 9:00 a.m., Eastern time, for the following purposes:

     ITEM 1. To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Merganser Capital Management Limited Partnership.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE DIVERSIFIED INVESTORS FUNDS GROUP RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

Only shareholders of record on June 2, 2000 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                       Robert F. Colby, Secretary

June 23, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                  DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of The Diversified Investors Funds Group (the "Trust") for use at a special meeting of shareholders of Diversified Investors High Quality Bond Fund (the "Fund"), a series of the Trust, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on July 31, 2000, at 9:00 a.m., Eastern time (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Trustees of the Trust on or about June 23, 2000.

The Fund is one of twenty-one series of the Trust, which is a registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 23, 1993. The Fund was designated as a separate series of the Trust on April 23, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577. The Fund seeks its investment objective by investing all of its investable assets in High Quality Bond Portfolio, a series of Diversified Investors Portfolios, a registered investment company. The Portfolio has the same investment objective as the Fund. Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors to vote on such matters, and the Fund's Board of Trustees is seeking instructions from Fund shareholders as to how to vote the Fund's interest in the Portfolio.

The Fund commenced operations on July 1, 1994. The annual report for the Fund for the period ended December 31, 1999, including audited financial statements, has previously been sent to shareholders and is available upon request without charge by contacting Catherine A. Mohr, The Diversified Investors Funds Group, 4 Manhattanville Road, Purchase, New York 10577 or by calling the Trust toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Item 1 for the proposed adjournment, unless directed to disapprove Item 1, in which case such shares will be voted against the proposed adjournment. Similarly, the persons named as proxies will vote all shares that they are entitled to vote with respect to
Item 2 for the proposed adjournment, unless directed to disapprove Item 2, in which case such shares will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including any fees of any proxy soliciting agent, will be borne by Merganser Capital Management Limited Partnership. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. Diversified Investment Advisors, Inc. may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on June 2, 2000 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 3,866,996 shares of the Fund, par value $0.00001 per share, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

BACKGROUND

As disclosed in the Fund's Prospectus, the Fund is a feeder fund within a two-tier, master/feeder mutual fund structure. In this structure, the Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has the same investment objective as the Fund.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 16, 1999. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio. The Adviser selects and employs, subject to the review and approval of the Board of Trustees of Diversified Investors Portfolios, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Merganser Capital Management Corporation ("Old Merganser"), a corporation having its principal offices at One Cambridge Center, Cambridge, Massachusetts 02192, served as the investment subadviser of the Portfolio commencing on July 1, 1994 pursuant to an Investment Subadvisory Agreement between Old Merganser and the Adviser. As subadviser, Old Merganser was responsible for investing the Portfolio's assets in a manner consistent with the terms of the Subadvisory Agreement and the investment objectives of the Portfolio. The Old Merganser Subadvisory Agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Independent Trustees, on November 16, 1999. The Old Merganser Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

Pursuant to a letter dated February 15, 2000, Edward R. Bedrosian, Chairman of Old Merganser, informed the Adviser that Old Merganser intended to enter into a transaction (the "Transaction") that would result in a change of control of Old Merganser and, as a result, the automatic termination of the Old Merganser Subadvisory Agreement as required by applicable law. Mr. Bedrosian informed the Adviser that the Transaction was scheduled to close in April, 2000, and requested that a new subadvisory agreement between the Adviser and the surviving company of the Transaction, Merganser Capital Management Limited Partnership ("New Merganser"), be approved. The Adviser furnished Mr. Bedrosian's letter, along with certain additional written materials prepared by

Old Merganser describing the Transaction and New Merganser, to the Board of Trustees of Diversified Investors Portfolios. The Transaction is described below in Item 1 under the heading "The Transaction."

At a special meeting of the Board of Trustees of Diversified Investors Portfolios held on April 5, 2000, the Board considered, at the Adviser's recommendation, the approval of New Merganser as the new subadviser of the Portfolio. The Board reviewed Old Merganser's investment performance as subadviser and considered the anticipated effects of the Transaction. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board approved a new subadvisory agreement with New Merganser. Accordingly, upon the closing of the Transaction on April 5, 2000, the Old Merganser Subadvisory Agreement terminated, and the Adviser entered into a Subadvisory Agreement with New Merganser.

In accordance with the requirements of the 1940 Act, the New Merganser Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio. Currently, New Merganser is serving as the subadviser to the Portfolio pursuant to a rule under the 1940 Act that permits the New Merganser Subadvisory Agreement to remain in effect for an interim period while that approval is sought provided that certain conditions are met. Those conditions include that all fees payable to New Merganser under the Subadvisory Agreement be held in escrow until the agreement is approved, and returned to the payor (net of New Merganser's actual expenses incurred in performing services under the Subadvisory Agreement, plus interest earned thereon) if the agreement is not approved in a timely manner. The Adviser (not the Portfolio) pays all the fees under the Subadvisory Agreement. The Subadvisory Agreement will terminate if it is not approved by the requisite holders of beneficial interests in the Portfolio by September 2, 2000.

Under applicable law, the Fund, when asked to vote on matters as an investor in the Portfolio, must either seek instructions from Fund shareholders and vote in accordance with those instructions, or vote its beneficial interest in the Portfolio in the same proportion as the vote of all other investors in the Portfolio. Fund shareholders are being asked to vote on the New Merganser Subadvisory Agreement and the other items described in this proxy statement because the Fund's Board of Trustees has decided to seek instructions from Fund shareholders as to how to vote on these matters.

     ITEM 1. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND MERGANSER CAPITAL MANAGEMENT LIMITED PARTNERSHIP.

THE TRANSACTION

The principal terms of the Transaction, as described by Old Merganser, are as follows: prior to closing, the capital stock of Old Merganser was owned one-half by Mr. Bedrosian and one-half by Edward M. Safran. Mr. Bedrosian was the Chairman of Old Merganser, and Mr. Safran was the President. At closing, Old Merganser redeemed Mr. Safran's capital stock in exchange for cash and a promissory note. As a result, Mr. Bedrosian became the sole stockholder of Old Merganser. Simultaneously, the investment advisory business held by Old Merganser was transferred to a newly organized Massachusetts limited partnership, Merganser Capital Management Limited Partnership ("New Merganser"). Old Merganser became the sole general partner of New Merganser, and five of Old Merganser's key employees became limited partners in New Merganser. In the aggregate these key employees hold a minority of the partner interests in New Merganser while Old Merganser holds a majority of the partner interests. These key employees are eligible to purchase additional partner interests in New Merganser over time provided that certain conditions are met. Mr. Safran entered into a consulting agreement with New Merganser pursuant to which he has agreed to perform certain services for New Merganser. Mr. Safran's consulting services are not expected to occupy him full time. The consulting agreement has a term of five years.

The redemption by Old Merganser of Mr. Safran's capital stock in Old Merganser constituted a change of control of Old Merganser for purposes of the 1940 Act. Under the 1940 Act, such a change of control resulted in an automatic termination of all of Old Merganser's investment advisory agreements, including the Old Merganser Subadvisory Agreement.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal business terms of the Old Merganser and New Merganser Subadvisory Agreements are substantially similar except as noted below. The identity of the service provider, the effective date and the termination date of the New Merganser Subadvisory Agreement are different than the Old Merganser Subadvisory Agreement. In addition, the New Merganser Subadvisory Agreement contains certain provisions concerning the payment of advisory fees that are required by applicable law to be in effect until investor approval of the agreement is obtained; upon investor approval, these provisions will cease to be in effect. A description of the investment advisory fees to be paid by the Adviser to New Merganser is set forth below under the caption "Investment Advisory Fees."

The New Merganser Subadvisory Agreement became effective on April 5, 2000 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through April 5, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of Diversified Investors Portfolios or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Subadvisory Agreement may also be terminated by New Merganser upon 90 days' advance written notice to the Adviser. The Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the New Merganser Subadvisory Agreement, as under the Old Merganser Subadvisory Agreement, New Merganser will furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of New Merganser will be made by committee and not by managers individually. New Merganser will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Old Merganser Subadvisory Agreement, the New Merganser Subadvisory Agreement provides that the subadviser shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to broker-dealers and futures commission merchants, fines, taxes, penalties and interest. New Merganser, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under the Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

As noted above in "Background," New Merganser is currently serving as the subadviser to the Portfolio pursuant to Rule 15a-4 under the 1940 Act. That rule permits the New Merganser Subadvisory Agreement to remain in effect for a limited period of time while investor approval of the agreement is sought provided that certain conditions are met. These conditions include that (i) the agreement may be terminated by the Board of Trustees or holders of beneficial interests in the Portfolio, without premium or penalty, on not more than ten days notice, and shall terminate in any event in 150 days if the requisite investor approval is not obtained, and (ii) fees paid under the agreement will be held in escrow in an interest-bearing account pending investor approval of the agreement and returned to the payor (net of New Merganser's actual expenses incurred in performing services under the Subadvisory Agreement, plus interest earned on the amount of those expenses while that amount was held in escrow) if that approval is not obtained. The New Merganser Subadvisory Agreement contains provisions complying with the necessary conditions. These provisions will cease to be operative once the requisite investor approval of the agreement is obtained.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the New Merganser Subadvisory Agreement. The description of the Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the New Merganser Subadvisory Agreement, as under the Old Merganser Subadvisory Agreement, the Adviser (not the Portfolio) pays the subadviser for its services on the basis of the following annual fee schedule:

                                  FEE SCHEDULE

              .20% of the first $100 million of net assets managed
                  .15% of net assets managed over $100 million
                     and less than or equal to $200 million
                  .10% of net assets managed over $200 million
                     and less than or equal to $300 million
              .05% of net assets managed in excess of $300 million

The foregoing fee schedule took effect between Old Merganser and the Adviser on December 1, 1999. Prior thereto, the Adviser paid Old Merganser based on the following annual fee schedule:

                               PRIOR FEE SCHEDULE


              .25% of the first $100 million of net assets managed
                  .15% of net assets managed over $100 million


Net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

The New Merganser Subadvisory Agreement provides that if at any time during the term of the Subadvisory Agreement, New Merganser charges another of its clients a lower fee than that set forth above for the management of a similarly structured fixed income fund, then the Adviser will also be charged the lower rate by New Merganser. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

Approval of the New Merganser Subadvisory Agreement, by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to New Merganser as subadviser to the Portfolio.

Fees payable to Old Merganser for services provided pursuant to the Old Merganser Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999 were $376,408.

If the first fee schedule set forth above had been in effect for the period from January 1, 1999 to December 31, 1999, fees payable to Old Merganser for services provided pursuant to the Old Merganser Subadvisory Agreement would have been $369,790. Neither Old Merganser nor any affiliated person of Old Merganser, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1999. There were no other material payments by the Adviser or the Portfolio to Old Merganser, any affiliated person of Old Merganser or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1999.


Because the fee schedules under the Old Merganser and New Merganser Subadvisory Agreements are identical, had the first fee schedule set forth above been in effect under the Old Merganser Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999, the same amount of fees as would have been payable to Old Merganser under the Old Merganser Subadvisory Agreement would have been payable to New Merganser for services provided pursuant to the New Merganser Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999, had the New Merganser Subadvisory Agreement been in effect for such period.

For the Portfolio's fiscal year ended December 31, 1999, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Old Merganser, New Merganser or the distributor of the Portfolio.

INFORMATION REGARDING MERGANSER

New Merganser is a Massachusetts limited partnership having an office at One Cambridge Center, Cambridge, Massachusetts O2142. Old Merganser, also located at One Cambridge Center, Cambridge, Massachusetts 02142, is the sole General Partner of New Merganser and owns a majority of the partner interests in New

Merganser. Mr. Bedrosian is the sole shareholder of Old Merganser. Douglas A. Kelly, Richard F. Woerner, Robert W. LeLacheur, Jr., Peter S. Kaplan and Winnie Luke are limited partners of New Merganser and in the aggregate hold a minority of the partner interests. As described above, these key employees are eligible to purchase additional partner interests in New Merganser over time provided that certain conditions are met. In no event, however, will these key employees hold, in the aggregate more than a minority of the partner interests of New Merganser.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the principal executive officers of New Merganser, as of April 1, 2000. The principal business address of each individual, as it relates to his or her duties at New Merganser, is the same as that of New Merganser, unless noted below.

NAME                                 PRINCIPAL OCCUPATION

Edward R. Bedrosian                  Chief Investment Officer

Douglas A. Kelly                     Partner

Richard F. Woerner                   Partner

Robert W. LeLacheur                  Partner

Peter S. Kaplan                      Partner

Winnie Luke                          Partner

No officer or director of the Fund currently is an officer or employee of New Merganser or a member of New Merganser's Board of Directors. No officer or Trustee of Diversified Investors Portfolios has any other material direct or indirect interest in New Merganser or any other person controlling, controlled by or under common control with New Merganser. Since January 1, 1999, none of the Trustees of the Diversified Investors Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which New Merganser was or is to be a party.

MANAGEMENT ACTIVITIES. New Merganser's total assets under management as of April 1, 2000 totaled approximately $2.1 billion. New Merganser does not serve as the investment adviser of any registered investment company other than the Portfolio.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios (the "Portfolio Trust") approved the New Merganser Subadvisory Agreement at a meeting held on April 5, 2000.

At the meeting, the Board considered a presentation from the Adviser about New Merganser, including information about the personnel who would be performing services for the Portfolio, the capital structure of New Merganser, and the effects of the Transaction on that capital structure. The Adviser reported that New Merganser had represented to the Adviser that the Transaction would not result in any changes in the management, operations or personnel of Old Merganser except for the departure of Mr. Safran, and that the scope and quality of the services to be provided to the Portfolio by New Merganser would be at least equivalent to the scope and quality of the services provided to the Portfolio by Old Merganser.

In evaluating the New Merganser Subadvisory Agreement, the Board took into account the historical performance of the Portfolio while it had been managed by Old Merganser, which had been good. The Board also took into account that the substantive terms of the Old Merganser and New Merganser Subadvisory Agreements were substantially similar. The Board considered the terms of the Transaction and their effect on the Merganser companies, as described in the presentations made to the Board, and whether the New Merganser Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Board considered the nature and quality of services expected to be provided by New Merganser and reviewed and discussed information regarding fees and performance. In evaluating New Merganser's ability to provide services to the Portfolio, the Board considered information as to New Merganser's business organization, financial resources, personnel and other matters. The Board also compared the investment performance of the Portfolio against various benchmarks.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) New Merganser had adequate resources and expertise to provide advisory services to the Portfolio, (b) the scope and quality of the services to be provided to the Portfolio by New Merganser would be at least equivalent to the scope and quality of the services provided to the Portfolio by Old Merganser, (c) the terms of the New Merganser Subadvisory Agreement did not differ in any material respect from the terms of the Old Merganser Subadvisory Agreement and were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (d) the fees provided in the New Merganser Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the New Merganser Subadvisory Agreement and voted to recommend the approval of the New Merganser Subadvisory Agreement by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of the New Merganser Subadvisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority"). The Trust will cast all of the Fund's votes with respect to the New Merganser Subadvisory Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on Item 1. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of the Fund who do, in fact, vote.

Because there are holders of beneficial interests in the Portfolio besides the Fund, it is possible that the New Merganser Subadvisory Agreement will not be approved by the requisite vote, even if the Subadvisory Agreement is approved by a 1940 Act Majority of the outstanding voting securities of the Fund. It is also possible that the Subadvisory Agreement will be approved by the requisite vote, even if the Subadvisory Agreement is not approved by a 1940 Act Majority of the outstanding voting securities of the Fund.

In the event that the New Merganser Subadvisory Agreement does not receive the requisite shareholder approval, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW MERGANSER SUBADVISORY AGREEMENT.

     ITEM 2. TO AUTHORIZE THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser currently requires Portfolio investor approval. Also, approving a replacement subadvisory agreement upon a change of control of a subadviser, as in the situation involving Merganser Capital Management Corporation described in Item 1, currently requires Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Portfolio Trust has received exemptive relief from the Securities and Exchange Commission from these shareholder vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Portfolio Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Trustees of the Portfolio Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Portfolio Trust replace a subadviser or appoint additional subadvisers, or approve a subadviser following a change of control, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new or replacement subadviser is appointed, and Fund shareholders would not be asked to vote thereon.

Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees of the Portfolio Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and

Exchange Commission exemptive order, which include that the Portfolio furnish to its investors (including the Fund) certain information about the additional or replacement subadvisers.

The Trustees of the Trust believe that the proposed authority for the Board of Trustees of the Portfolio Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the shareholders of the Fund.

REQUIRED VOTE

Authorizing the Board of Trustees of the Portfolio Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act Majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR AUTHORIZING THE TRUSTEES OF THE PORTFOLIO TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

     ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

Management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Fund's Distributor is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Fund's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, the Trustees and officers of the Trust, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Fund.

As of the Record Date, no persons owned of record or had the right to vote 5% or more of the outstanding shares of the Fund.

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                    By Order of the Board of Trustees,


                                    /s/ Robert F. Colby


                                    Robert F. Colby, Secretary

June 23, 2000

PROXY CARD                                                           PROXY CARD

                  DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
               A SERIES OF THE DIVERSIFIED INVESTORS FUNDS GROUP

                         A PROXY FOR A SPECIAL MEETING
                    OF SHAREHOLDERS TO BE HELD JULY 31, 2000

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Diversified Investors High Quality Bond Fund (the "Fund"), a series of The Diversified Investors Funds Group (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on July 31, 2000, at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Merganser Capital Management Limited Partnership.

     ___ FOR               ___ AGAINST          ___ ABSTAIN

2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ___ FOR               ___ AGAINST          ___ ABSTAIN


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                      EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT

        INVESTMENT SUBADVISORY AGREEMENT, dated as of April 6, 2000, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Merganser Capital Management, LP, a Massachusetts limited partnership ("Subadvisor").

                                  WITNESSETH:

        WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the High Quality Bond Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (" 1940 Act");

        WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

        The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then current Prospectus and Statement of Additional Information ("SAI").

        In particular, the Subadvisor shall, without limiting the foregoing:
(i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

        The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

        The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadvisor or the Portfolio, subject to any applicable laws, rules and regulations.

        2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

        3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

        4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

        5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

        The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

        6. Exclusivity of the Subadvisor. Subadvisor represents to Diversified that Subadvisor will not manage any commingled short term market value bond fund(s), average duration maintained between one and four years, for any other company, except for commingled funds sponsored by the Subadvisor, in Diversified's target market as noted on Schedule C. This exclusive management provision will continue in effect from year to year if the sum total assets under the Subadvisor's management for all Portfolios on behalf of Diversified exceed $400 million dollars.

        7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

        This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

        Except as otherwise provided by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

        9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

        10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the

Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

        11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

        Diversified represents to Subadvisor that any information received by Diversified pursuant to this section' will be kept strictly confidential and will not be disclosed any third party.

        13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

        14. Override Provisions. Notwithstanding any other provision of this
Agreement: (a) Prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940
Act: (i) in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act; and (ii) all compensation paid to the Subadvisor hereunder shall be held in an interest bearing escrow account with the Portfolio's custodian, Investors Bank & Trust Company (the "Escrow Account"). Funds held in the Escrow Account, including interest, shall be paid to the Subadvisor promptly after approval of this Agreement by the vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, provided that such approval is obtained no later than 150 days after the date of this Agreement.

        (b) If this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities within the time period stated above,
(i) this Agreement shall immediately terminate; and (ii) the Subadvisor shall receive from the Escrow Account the lesser of: (a) the sum of the amount of any costs incurred by the Subadvisor in performing its duties under this Agreement prior to such termination plus any interest earned on that amount, and (b) the sum of the amount deposited in the Escrow Account plus any interest earned on that amount.

        IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                       Diversified Investment Advisors, Inc.


                                       By:  /s/ John Hughes
                                          ----------------------------------


                                       Merganser Capital Management, LP


                                       By:  /s/ Edward R. Bedrosian
                                          ----------------------------------

                                                                     SCHEDULE A
                                                                 (TO EXHIBIT A)

                         INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of January 3, 1994 by and between the High Quality Bond Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

        WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

        WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

        WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

        NOW, THEREFORE, this Agreement

WITNESSETH:

        In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any sub-advisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

        3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

        Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

        Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

        In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule lla2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

        Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques, available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

        (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

        (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

        (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

        (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

        (f) Diversified shall also provide the Portfolio with the following services as may be required:

        (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

        (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

        (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

        (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

        (v) maintaining books and records of the Portfolio.

        4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

        5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .35% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Registration Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

        In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

        6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investors in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

        7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

        8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

        Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

        This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

        9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                                Diversified Investors Portfolios


_________________________________      By:________________________________
                                             Tom Schlossberg
                                             Chairman and President


Attest:                                Diversified Investment Advisors, Inc.


_________________________________      By:________________________________
                                             Gerald L Katz
                                             Vice President and CFO

                                                                     SCHEDULE B
                                                                 (TO EXHIBIT A)


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                       .20% of the first $100 million of net assets
 .15 % of net assets over $100 million and less than or equal to $200 million .10% of net assets over $200 million and less than or equal to $300 million
                       .05% of net assets in excess of $300 million

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Merganser Capital Management, LP further agrees that if at anytime during the term of this Subadvisory Agreement, Merganser Capital offers another of its clients a lower fee than that set forth in this Schedule B for the management of a similarly structured High Quality Bond Portfolio/Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Merganser's other client. It is understood and agreed by both Merganser and Diversified that this paragraph is applicable solely to Diversified's High Quality Bond Portfolio and not to any other fund assets which Merganser now manages or may manage in the future on Diversified's behalf.

Merganser Capital Management, LP


By:  /s/ Edward R. Bedrosian
   ----------------------------------

Diversified Investment Advisors, Inc.


By:  /s/ John Hughes
   ----------------------------------

                                                                     SCHEDULE C
                                                                 (TO EXHIBIT A)

Target market for 401 (a) plans is those plans with assets between $1 and $50 million.

For 403(b) plans, the target market is those plans that have an employee base between 300-2000 lives, and with assets between $1 and $15 million.